Exhibit 10.1

AMENDMENT NO.1 TO LOCKUP AGREEMENT

This Amendment No. 1 to Lock Agreement (this “Amendment”), dated as of February 9, 2011, is entered into by and among The Brainy Brands Company, Inc., a Delaware corporation (the “Company”), and Dennis Fedoruk (the “Holder”).

WITNESSETH:

WHEREAS, the Company and the Holder are party to a LockUp Agreement, dated as of November 24, 2010 (the “LockUp Agreement”);

WHEREAS, the Company and the Holder desire to amend the LockUp Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

1.           2,000,000 shares of the Company’s common stock held by Holder are released from the lock-up. For the avoidance of doubt, Holder will not be restricted from selling, transferring or otherwise disposing of up to 2,000,000 shares of the Company’s common stock under the Lock-Up Agreement from and after the date of this Amendment.

3.           Except as modified herein, the terms of the LockUp Agreement shall remain in full force and effect.

4.           This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment.  A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO LOCKUP AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of this 9th day of February, 2011.

By:	/s/ John Benfield
Name: John Benfield
Title: Chief Executive Officer

/s/ Dennis Fedourk
Dennis Fedoruk

Consented to by a Majority in Interest of the Subscribers pursuant to Section 9 of LockUp Agreement:

ALPHA CAPITAL ANSTALT
By:	/s/ Konrad Ackerman
Name: Konrad Ackerman
Title: Director Principal Amount of Notes held: $500,000

ADVENTURE VENTURES LLC
By:	/s/ Ari Kluger
Name: Ari Kluger
Title: Principal Amount of Notes held: $125,000

OSHER CAPITAL PARTNERS LLC
By:	/s/ Ari Kluger
Name: Ari Kluger
Title: Principal Amount of Notes held: $125,000

WHALVEHAVEN CAPITAL FUND LIMITED
By:	/s/ Eric Weisblum
Name: Eric Weisblum
Title: Principal Amount of Notes held: $500,000

FLM HOLDINGS LLC
By:	/s/ Sam Del Presto
Name: Sam Del Presto
Title: Managing Member Principal Amount of Notes held: $506,488.89

FJD HOLDING LLC
By:
Name:
Title: Principal Amount of Notes held: $250,000

BRIO CAPITAL L.P.
By:	/s/ Shaye Hirsch
Name: Shaye Hirsch
Title: Managing Member Principal Amount of Notes held: $150,000

EDWARD KARR
By:
Name:
Title: Principal Amount of Notes held: $100,000

MAIELLA INVESTMENT HOLDINGS LLC
By:
Name:
Title: Principal Amount of Notes held: $150,000

BRISTOL INVESTMENT FUND, LTD.
By:	/s/ Paul Kessler
Name: Paul Kessler
Title: Director Principal Amount of Notes held: $280,000

BRISTOL CAPITAL ADISORS PROFIT SHARING PLAN
By:	/s/ Paul Kessler
Name: Paul Kessler
Title: Authorized Signatory Principal Amount of Notes held: $40,000

BRISTOL CAPITAL, LLC
By:	/s/ Paul Kessler
Name: Paul Kessler
Title: Manager Principal Amount of Notes held: $80,000